UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        November 18, 2005   (November 17, 2005)

TELTRONICS, INC. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-17893 (Commission File Number)	59-2937938 (IRS Employer Identification Number)

2150 WHITFIELD INDUSTRIAL WAY, SARASOTA, FLORIDA (Address of principal executive offices)	34243 (zip code)

Registrant's telephone number, including area code                         (941) 753-5000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Principal Officer; Election of Directors; Appointment of Principal Officer.

     On November 17, 2005, the Registrant accepted the election by FGC Holdings Limited, holder of 12,625 outstanding shares of the Registrant's Series B Convertible Preferred Stock ("Series B Preferred Stock"), of Peter Friedmann as the Series B Preferred Stock Director of the Registrant's Board of Directors, in accordance with the terms of the Certificate of Designations which established the Series B Preferred Stock.

     Mr. Friedmann is a Canadian citizen and is the President of FGC Holdings Limited. As holder of the Series B Preferred Stock, FGC Holdings Limited has received $244,468 in dividends and interest on the Series B Preferred Stock from the Registrant during calendar 2005.

SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

TELTRONICS, INC. (Registrant)
Date: November 18, 2005	By:	/s/ EWEN R. CAMERON Ewen R. Cameron President and Chief Executive Officer